Offerings - Offering: 1	Jun. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 2,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 276.20
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to $2,000,000 (approximately 5% of the net assets of the Fund as of June 25, 2026)